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                                                                      Exhibit 24
                               POWER OF ATTORNEY                      ----------
                               -----------------


KNOW ALL MEN BY THESE PRESENT, that each of the undersigned Directors of Rubbermaid Incorporated (the "Registrant"), a corporation organized and existing under the laws of the State of Ohio, hereby constitute and appoint Wolfgang R. Schmitt, George C. Weigand and James A. Morgan, and each of them a true and lawful attorney-in-fact in their name, place and stead with full power of substitution, to sign, in their name as a Director of the Registrant, the Registrant's Form 10-K Report for the fiscal year ended December 31, 1994, which will be filed with the Securities and Exchange Commission, Washington, D.C., and any and all amendments thereto.


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
/s/ Tom H. Barrett, Director                               /s/ Robert M. Gerrity
-------------------------------------------                ----------------------------------------------
Tom H. Barrett, Director                                   Robert M. Gerrity, Director

Date:  March 3, 1995                                       Date:  March 3, 1995
       ------------------------------------                       ---------------------------------------


/s/ Charles A. Carroll                                     /s/ Karen N. Horn
-------------------------------------------                ----------------------------------------------
Charles A. Carroll, Director                               Karen N. Horn, Director

Date:  March 3, 1995                                       Date:  March 3, 1995
       ------------------------------------                       ---------------------------------------


/s/ Zoe Coulson                                            /s/ William D. Marohn
-------------------------------------------                ----------------------------------------------
Zoe Coulson, Director                                      William D. Marohn, Director

Date:  March 3, 1995                                       Date:  March 3, 1995
       ------------------------------------                       ---------------------------------------


/s/ Robert O. Ebert                                        /s/ Steven A. Minter
-------------------------------------------                ----------------------------------------------
Robert O. Ebert, Director                                  Steven A. Minter, Director

Date:  March 3, 1995                                       Date:  March 3, 1995
       ------------------------------------                       ---------------------------------------


/s/ Stanley C. Gault                                       /s/ Jan Nicholson
-------------------------------------------                ----------------------------------------------
Stanley C. Gault, Director                                 Jan Nicholson, Director

Date:  March 3, 1995                                       Date:  March 3, 1995
       ------------------------------------                       ---------------------------------------


                            /s/ Paul G. Schloemer
                            ---------------------------
                            Paul G. Schloemer, Director

                            Date:  March 3, 1995
                                   -------------
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